SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

                               (Amendment No. __)

Filed by the Registrant                    /X/
Filed by a Party other than the Registrant /_/

Check the appropriate box:

/_/  Preliminary Proxy Statement
/_/  Confidential, for Use of the Commission Only (as permitted by
     Rule 14a-6(e)(2))
/X/  Definitive Proxy Statement
/_/  Definitive Additional Materials
/_/  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                              The Spain Fund, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement,
                          if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
/X/  No fee required
/_/  Fee computed on table below per Exchange Act Rule 14a6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:
--------------------------------------------------------------------------------
     (2)  Aggregate number of securities to which transaction applies:
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     (3)  Per unit  price  or other  underlying  value of  transaction  computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
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     (4)  Proposed maximum aggregate value of transaction:
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     (5)  Total fee paid:
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/_/  Fee  paid previously with preliminary materials.

/_/ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     (2) Form, Schedule or Registration Statement No.:

     (3) Filing Party:

     (4) Date Filed:

      [LOGO]
ALLIANCEBERNSTEIN

                             THE SPAIN FUND, INC.

                          1345 Avenue of the Americas
                           New York, New York 10105


                                                             September 22, 2009


Dear Stockholders:

   The Board of Directors (the "Board") of The Spain Fund, Inc. (the "Fund"), a Maryland corporation, is pleased to invite you to the Annual Meeting of Stockholders (the "Meeting") to be held on November 9, 2009. The accompanying Notice of Annual Meeting of Stockholders and Proxy Statement present several Proposals to be considered at the Meeting.

   At the Meeting, you will be asked to elect three Directors of the Fund. You will also be asked to consider and approve a Proposal to modify the Fund's fundamental investment objective. The Board has recently approved a broadening of the Fund's investment universe to include companies located in Spain and Portugal and in the historically Spanish- and Portuguese-speaking countries of Central and South America, a group commonly referred to as "Ibero-American" countries. The broadening of the Fund's investment focus requires a change to its fundamental investment objective. We believe that the Fund's stockholders would benefit if the Fund has the opportunity to be invested in a broader universe of companies and growth sectors. In this regard, the Board approved changing the name of the Fund to "The Ibero-America Fund, Inc.," subject to stockholder approval of the investment objective and policy changes discussed below.

   Although not required, the Fund currently has an investment objective that is fundamental. Fundamental investment policies or objectives are restrictions that under federal law can only be changed by a stockholder vote. Federal law requires certain policies to be fundamental. We are also asking that you approve making the investment objective "non-fundamental." A non-fundamental policy can be changed with approval of the Board in the future without the need for the delay or expense of a stockholder vote.

   Finally, you will be asked to consider and approve Proposals, as explained in the attached Proxy Statement, that are intended to amend or eliminate certain of the Fund's fundamental investment policies. We are proposing that these required policies be amended to conform to the standardized policies adopted by most other AllianceBernstein funds. The amended policies would give the Fund maximum flexibility, currently or in the future, provided under applicable laws. Some of the Fund's other fundamental policies are not required to be fundamental. These non-required fundamental policies, adopted more than twenty years ago, are no longer applicable, overlap to a certain extent with legal requirements already imposed upon the Fund, or are inconsistent with the Fund's proposed new investment focus. We believe that modifying or eliminating restrictions that are obsolete, unnecessary, or inconsistent would give the Fund more flexibility to pursue its proposed expanded investment goals.

   The Board has concluded that the Proposals are in the best interests of the Fund and its stockholders. The Board recommends that you vote "FOR" each of the Proposals.

   We welcome your attendance at the November 9, 2009 Meeting. If you are unable to attend, we encourage you to authorize the proxy holders to cast your votes. Georgeson Inc. (the "Proxy Solicitor"), a professional proxy solicitation firm, has been selected to assist in the proxy solicitation process. If we have not received your proxy as the date of the Meeting approaches, you may receive a telephone call from the Proxy Solicitor to remind you to submit your proxy. No matter how many shares you own, your vote is important.

Sincerely,

Robert M. Keith
President

                                PROXY STATEMENT

                             THE SPAIN FUND, INC.

                             QUESTIONS AND ANSWERS

Q. What is this document and why did we send it to you?

A. This booklet contains the Notice of Annual Meeting of Stockholders (the "Notice") of The Spain Fund, Inc. (the "Fund") and Proxy Statement, which provide you with information you should review before voting on the Proposals that will be presented at the Annual Meeting of Stockholders (the "Meeting"). You are receiving this proxy material because you own shares of the Fund's stock. As a stockholder, you have the right to vote for the election of Directors of the Fund and on the various Proposals concerning your investment in the Fund.

Q. Who is asking for my vote?

A. The Board of Directors of the Fund ("Board") is asking you to vote at the Meeting. The Proposals are as follows:

  .   the election of three Directors of the Fund;

  . the modification of the Fund's fundamental investment objective and reclassification of the fundamental investment objective as non-fundamental; and

  . the amendment or elimination of certain of the Fund's fundamental investment restrictions.

Q. How does the Board recommend I vote?

A. The Board recommends that you vote "FOR" all Proposals.

Q. Who is eligible to vote?

A. Stockholders of record at the close of business on September 21, 2009 (the "Record Date") are entitled to vote at the Meeting or any adjournment or postponement of the Meeting. If you owned shares on the Record Date, you have the right to vote even if you later sold the shares.

Q. What role does the Board play?

A. The Board oversees the management of the Fund. Each of the Directors has an obligation to act in what he or she believes to be the best interests of the Fund, including approving and recommending investment objective and policy changes such as those proposed in the Proxy Statement. The background of each nominee for Director is described in the Proxy Statement.

Q. Why is the Board proposing to modify the Fund's fundamental investment objective and reclassify the Fund's fundamental investment objective as non-fundamental?

A. The Board has recently approved a broadening of the Fund's investment universe to include companies located in Spain and Portugal and in the historically Spanish- and Portuguese-speaking countries of Central and South America, commonly referred to as "Ibero-American" countries, in response to changes in market conditions. We are proposing to modify the Fund's investment objective to make it consistent with the Fund's proposed new investment focus. Consistent with this change, the Board approved a change in the Fund's name to "The Ibero-America Fund, Inc.," subject to stockholder approval of the new investment objective and policy changes discussed below.

   A fund's investment objective generally is not required to be fundamental. Consequently, a fund is not usually required to have a stockholder vote to change its objective under applicable laws. We are proposing the reclassification of the Fund's fundamental investment objective as non-fundamental to provide the Fund with the flexibility to respond to market changes without incurring the expense and delay of seeking a stockholder vote. The reclassification would permit the Fund to revise its investment objective in the event that the Board, in consultation with the Fund's investment adviser, AllianceBernstein L.P., believes it is necessary or appropriate to emphasize different strategies or portfolio allocations in light of then prevailing market conditions or trends. The Fund will provide stockholders with 60 days' prior written notice of any material change in the Fund's investment objective.

Q. Why is the Board proposing to amend or eliminate certain of the Fund's fundamental investment policies?

A. The federal law applicable to funds such as the Fund requires certain investment policies of the Fund to be fundamental, which means that they cannot be changed without a stockholder vote. We are proposing that these policies be amended to conform to the standardized policies adopted by most other AllianceBernstein funds. The amended policies would give the Fund maximum flexibility, currently or in the future, provided under applicable laws. Some of the Fund's other fundamental policies are no longer required to be fundamental. These non-required non-fundamental policies, adopted more than 20 years ago, are no longer applicable, overlap to a certain extent with legal requirements already imposed upon the Fund, or are inconsistent with the Fund's proposed new investment focus. We believe that modifying or eliminating restrictions that are obsolete, unnecessary, or inconsistent would give the Fund more flexibility to pursue its proposed expanded investment goals. The Fund would continue to be managed in accordance with the investment objective and strategies described in the Fund's annual report or other disclosure documents as such documents are updated from time to time.

Q. How can I vote my shares?

A. Please follow the instructions included on the enclosed Proxy Card.

Q. What if I want to revoke my proxy?


A. You can revoke your proxy at any time prior to its exercise (i) by giving written notice to the Secretary of the Fund at 1345 Avenue of the Americas, New York, New York 10105, (ii) by authorizing a later-dated proxy (either by signing and mailing another proxy card, or by calling Georgeson Inc. (the "Proxy Solicitor") at 1-866-729-6816) or (iii) by personally voting at the Meeting.


Q. Whom do I call if I have questions regarding the proxy?

A. You can call the Proxy Solicitor at 1-866-729-6816.

      [LOGO]
ALLIANCEBERNSTEIN

                             THE SPAIN FUND, INC.

--------------------------------------------------------------------------------

1345 Avenue of the Americas, New York, New York 10105
Toll Free (800) 221-5672

--------------------------------------------------------------------------------

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                               November 9, 2009

To the Stockholders of The Spain Fund, Inc.:


   Notice is hereby given that the Annual Meeting of Stockholders (the "Meeting") of The Spain Fund, Inc., a Maryland corporation (the "Fund"), will be held at the offices of the Fund, 1345 Avenue of the Americas, 41st Floor, New York, New York 10105, on Monday, November 9, 2009 at 3:30 p.m., Eastern Time, for the following purposes, all of which are more fully described in the accompanying Proxy Statement dated September 22, 2009:


    1. To elect three Directors of the Fund for specified terms, each such Director to hold office until his successor is duly elected and qualifies;

    2. To approve a proposed change in the Fund's fundamental investment objective and to reclassify the Fund's proposed investment objective as non-fundamental;

    3. To approve proposed amendments to, or elimination of, certain of the Fund's fundamental investment restrictions; and

    4. To transact such other business as may properly come before the Meeting.

   The Board of Directors has fixed the close of business on September 21, 2009 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting or any postponement or adjournment thereof. The enclosed proxy is being solicited on behalf of the Board of Directors of the Fund.

                                By Order of the Board of Directors,

                                Robert M. Keith
                                President

New York, New York

September 22, 2009

--------------------------------------------------------------------------------

                            YOUR VOTE IS IMPORTANT

   Please indicate your voting instructions on the enclosed Proxy Card, sign and date it, and return it in the envelope provided, which needs no postage if mailed in the United States. Your vote is very important no matter how many shares you own. Please complete, date, sign and return your proxy promptly in order to save the Fund any additional cost of further proxy solicitation and in order for the Meeting to be held as scheduled.

--------------------------------------------------------------------------------

   AllianceBernstein(R) and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

                                PROXY STATEMENT

                             THE SPAIN FUND, INC.

                          1345 Avenue of the Americas
                           New York, New York 10105

                               -----------------

                        ANNUAL MEETING OF STOCKHOLDERS
                               November 9, 2009

                               -----------------

                                 INTRODUCTION


   This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors (the "Board") of The Spain Fund, Inc., a Maryland corporation (the "Fund"), to be voted at the Annual Meeting of Stockholders of the Fund (the "Meeting"), to be held at the offices of the Fund, 1345 Avenue of the Americas, New York, New York 10105, on Monday, November 9, 2009 at 3:30 p.m., Eastern Time. The solicitation will be by mail and the cost will be borne by the Fund. The Notice of Meeting, Proxy Statement and Proxy Card are being mailed to stockholders on or about September 22, 2009.


   Any stockholder who owned shares of the Fund on Monday, September 21, 2009 (the "Record Date") is entitled to notice of, and to vote at, the Meeting and any postponement or adjournment thereof. Each share is entitled to one vote.


Important Notice Regarding Availability of Proxy Materials for the Stockholders' Meeting to be held on Monday, November 9, 2009. The Proxy Statement is available on the Internet at http://www.alliancebernstein.com (click on US Investors & Financial Advisors/Investment Products/Mutual Funds/Closed-End).

                                 PROPOSAL ONE
                             ELECTION OF DIRECTORS

   At the Meeting, three Directors are nominated for election, to serve for terms of three years, until their successors are duly elected and qualify. The affirmative vote of a majority of the votes cast by the stockholders is required to elect a Director. It is the intention of the persons named in the enclosed proxy card to nominate and vote in favor of election of each of the nominees.

   Under the Charter and Amended and Restated Bylaws of the Fund (the "Bylaws"), the Board has been divided into three classes. The terms of Class Two Directors will expire as of the Meeting, the terms of Class Three Directors will expire as of the annual meeting of stockholders for 2010, and the terms of Class One Directors will expire as of the annual meeting of stockholders for 2011. Upon expiration of the terms of the Directors of each class as set forth above, the terms of their successors in that class will continue until the end of their terms and until their successors are duly elected and qualify.

   Under this classified Board structure, only those Directors in a single class are required to be elected at the annual meeting of stockholders. It would require two years of annual meeting elections to change a majority of the Board, although Maryland law provides that stockholders may remove Directors under certain circumstances, even if they are not then standing for re-election. This classified Board structure, which may be regarded as an "anti-takeover" provision, may make it more difficult for the Fund's stockholders to change the majority of Directors of the Fund and, thus, has the effect of maintaining the continuity of management.


   At the July 30, 2009 Meeting of the Board (the "Board Meeting"), the Board recommended Robert M. Keith to stockholders for election in Class Two of the Fund. Mr. Keith will stand for election at the Meeting. At the Meeting, Mr. William H. Foulk, Jr. and Mr. Antonio Eraso are each standing for election as a Director in Class Two. Each nominee has consented to serve as a Director. The Board knows of no reason why any of the nominees for the Board will be unable to serve, but in the event any nominee is unable to serve or for good cause will not serve, the proxies received indicating a vote in favor of such nominee will be voted for such substitute nominee as the Board may recommend.


   A provision of the Bylaws (the "Qualification Bylaw") requires, among other things, that to be eligible for nomination as a Director, an individual (other than the Chairman) must either (i) have a substantial Spanish connection of a type specified or (ii) be, or previously have been, connected in a specified manner with the Fund's investment adviser or subadviser (or any of their affiliates). The Fund currently does not employ a subadviser. The Governance and Nominating Committee of the Board determines whether an individual so qualifies and has determined that each of the nominees named above satisfies the Bylaw requirements.

   Although the Fund is a Maryland corporation, certain of the Fund's Directors and officers are residents of Spain or the United Kingdom, and substantially all of the assets of such persons may be located outside of the United States. As a result, it may be difficult for United States investors to effect service upon such Directors or officers within the United States or to realize judgments of courts of the United States predicated upon civil liabilities of such Directors or officers under the federal securities laws of the United States. The Fund has been advised that there is substantial doubt as to the enforceability in Spain and the United Kingdom of the civil remedies and criminal penalties afforded by the federal securities laws of the United States. Also, it is unclear if extradition treaties now in effect between the United States and each of Spain and the United Kingdom would subject Directors and officers residing in those countries to effective enforcement of the criminal penalties of the federal securities laws.

   Certain information concerning the Fund's Directors, including the nominees for election as Directors, is set forth below.

                            Year                                             Number of
                            Term                                             Portfolios      Other
                            as a                                              in Fund     Directorships
                          Director               Principal Occupation(s),     Complex       Held by
    Name, Address*          Will      Years of   Including Directorships      Overseen    Director or
       and Age             Expire     Service**  Held, During Past 5 Years   by Director    Nominee
----------------------- --------      --------- ---------------------------- -----------  -------------
DISINTERESTED
DIRECTORS
Chairman of the Board
William H. Foulk, Jr.,   Class         5 years  Investment Adviser and an        89           None
#, ##                    Two                    Independent Consultant.
77                       (2012)+                Previously, he was Senior
                                                Manager of Barrett
                                                Associates, Inc., a
                                                registered investment
                                                adviser, with which he had
                                                been associated since prior
                                                to 2004. He was formerly
                                                Deputy Comptroller and
                                                Chief Investment Officer of
                                                the State of New York and,
                                                prior thereto, Chief
                                                Investment Officer of the
                                                New York Bank for
                                                Savings.

Luis Abril Perez, #      Class         3 years  General Manager for the          1            None
61                       Three                  Chairman's Technical Staff
                         (2010)                 at Telefonica S.A. and
                                                member of the Executive
                                                Committee. Prior thereto,
                                                he was Chairman of
                                                Telefonica Media Group.
                                                Formerly, General Manager
                                                of Corporate Marketing,
                                                Media and Content and
                                                Corporate
                                                Communications.

                    Year                                           Number of
                    Term                                           Portfolios      Other
                    as a                                            in Fund     Directorships
                  Director             Principal Occupation(s),     Complex       Held by
 Name, Address*     Will   Years of    Including Directorships      Overseen    Director or
    and Age        Expire  Service**  Held, During Past 5 Years    by Director    Nominee
----------------- -------- --------- ----------------------------- -----------  --------------
Antonio Eraso, #   Class    7 years  Advisor CEO Iberdrola.            1        Mapfre
68                 Two               President of Heron Espana;                 International
                   (2012)+           Advisor of CB Richard                      Insurance and
                                     Ellis (Spain and Portugal);                Heron Espana
                                     Advisor of Bansa Leasing;
                                     Advisor of Transolver
                                     (Finance); Advisor of
                                     Grupo Tecnobit S.A.
                                     (Defense); Advisor of
                                     Equifax Iberica; formerly,
                                     President's Assessor of
                                     Iberdrola; President's
                                     Assessor of Grupo Berge;
                                     Assessor of Tishman &
                                     Speyer Espana S.A.;
                                     Board's Assessor of Young
                                     & Rubican Espana; Board's
                                     Assessor of Gleeds Iberica
                                     (project management);
                                     Member of the National
                                     Assembly and Permanent
                                     Commission of ASNEF
                                     (National Association of
                                     Financial Entities); Spanish
                                     Representative of EURO-
                                     FINAS (European
                                     Association of Finance);
                                     Advisor of Sedgwick
                                     Group Espana.

                      Year                                            Number of
                      Term                                            Portfolios      Other
                      as a                                             in Fund     Directorships
                    Director              Principal Occupation(s),     Complex       Held by
  Name, Address*      Will     Years of   Including Directorships      Overseen    Director or
     and Age         Expire    Service**  Held, During Past 5 Years   by Director    Nominee
------------------- --------   --------- ---------------------------- -----------  -------------
Baldomero Falcones      Class   3 years  Chairman and Chief               1            None
Jaquotot, #             One              Executive Officer of
63                      (2011)           Fomento de Construcciones
                                         y Contratas S.A. (since
                                         2008) and formerly
                                         founding Partner and GP,
                                         Magnum Industrial Partners
                                         (private equity firm) (2006-
                                         2007). Formerly, Chairman,
                                         Mastercard International
                                         Worldwide (2002-2006),
                                         Santander Seguros (2002-
                                         2006) and Europay Spain;
                                         Managing Director, Banco
                                         Santander Central Hispano
                                         and Member of the
                                         Management Executive
                                         Committee; Chairman,
                                         Bank Urquijo Limited
                                         London UK, Hispano
                                         Americano Sociedade do
                                         Investimento Lisboa, Banco
                                         Urquijo Chile, Banco
                                         Hispano Americano
                                         Benelux, Brussels, Fiat
                                         Finance, S.A., Madrid;
                                         Executive Vice Chairman
                                         and CEO, Corporacion
                                         Financiera Hispamer; CEO,
                                         Banco Hispano Industrial
                                         Investment Bank. Former
                                         Board member, Union
                                         Electrica Fenosa S.A.;
                                         Board Member, RWE
                                         Espana, S.A., Mastercard
                                         Europe, CESCE, Cia. de
                                         Segurose, S.A., C.H.
                                         Generalli Seguros, S.A., La
                                         Estrella, S.A., and Banif,
                                         S.A.

                      Year                                             Number of
                      Term                                             Portfolios      Other
                      as a                                              in Fund     Directorships
                    Director               Principal Occupation(s),     Complex       Held by
  Name, Address*      Will     Years of    Including Directorships      Overseen    Director or
     and Age         Expire    Service**  Held, During Past 5 Years    by Director    Nominee
------------------- --------   --------- ----------------------------- -----------  --------------
Daniel de Fernando      Class   6 years  Consultant. Formerly, Head        1        Independent
Garcia, #               One              of Private Banking and                     Director of
44                      (2011)           Personal Banking (prior to                 various
                                         January 2008) after being                  European
                                         Head of Asset Management                   funds advised
                                         and Private Banking Banco                  by Schroder
                                         Bilbao Vizcaya Argentaria                  Investment
                                         ("BBVA") since October                     Management
                                         2002. Prior to 2002 he was
                                         associated with J.P. Morgan
                                         for 14 years in the
                                         following capacities:
                                         Managing Director and
                                         Head of J.P. Morgan
                                         Private Banking Asset
                                         Management (Europe,
                                         Africa, The Orient and
                                         Asia); Head of J.P. Morgan
                                         Private Banking Wealth
                                         Management (Europe,
                                         Africa and The Orient); J.P.
                                         Morgan Co-Head of Asset
                                         Management Services
                                         Iberia, Head of Investments
                                         and Chairman and CEO of
                                         Morgan Gestion, S.A. (JPM
                                         Madrid); Member of AMS
                                         European Mgmt. Group,
                                         Member of PCG Europe
                                         Management Team,
                                         Member of JPM Madrid
                                         Management Committee,
                                         Equity Portfolio Manager
                                         in the International
                                         Investment Group (JPMIM
                                         London), Fixed Income
                                         Portfolio Manager, Equity
                                         Portfolio Manager and
                                         Director of Altitude
                                         Investments Limited,
                                         Proxima Alfa Investments,
                                         S.A., BBVA Pensiones,
                                         S.A., EGFP, Gestion de
                                         Prevision y Pensiones,
                                         S.A., EGFP, BBVA
                                         Gestion, S.A. SGIIC.

                         Year                                                Number of
                         Term                                                Portfolios      Other
                         as a                                                 in Fund     Directorships
                       Director                 Principal Occupation(s),      Complex       Held by
   Name, Address*        Will       Years of    Including Directorships       Overseen    Director or
      and Age           Expire      Service**   Held, During Past 5 Years    by Director    Nominee
--------------------- --------      --------- ------------------------------ -----------  --------------
Inmaculada de           Class       22 years  President and Chief                1        King Juan
Habsburgo-Lorena, #     Three                 Executive Officer of The                    Carlos
64                      (2010)                Queen Sofia Spanish                         International
                                              Institute.                                  Center of
                                                                                          New York
                                                                                          University
                                                                                          Foundation
                                                                                          and World
                                                                                          Monuments
                                                                                          Fund Espana

INTERESTED
DIRECTOR
Robert M. Keith, ***    Class       None      Executive Vice President of        6        None
49                      Two                   the Adviser**** since July
                        (2012)+               2008; Executive Managing
                                              Director of
                                              AllianceBernstein
                                              Investments, Inc.
                                              ("ABI")**** since 2006 and
                                              head of ABI since July 2008.
                                              Prior to joining ABI in 2006,
                                              Executive Managing
                                              Director of Bernstein Global
                                              Wealth Management, and
                                              prior thereto, Senior
                                              Managing Director and
                                              Global Head of Client
                                              Service and Sales of the
                                              Adviser's institutional
                                              investment management
                                              business since 2004. Prior
                                              thereto, he was Managing
                                              Director and Head of North
                                              American Client Service and
                                              Sales in the Adviser's
                                              institutional investment
                                              management business, with
                                              which he had been
                                              associated since prior to
                                              2004.

--------
* The address for each of the Fund's Disinterested Directors is c/o AllianceBernstein L.P., Attn: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.
** "Years of Service" refers to the total number of months or years served as a
   Director.
***Mr. Keith is an "interested person," as defined in Section 2(a)(19) of the Investment Company Act of 1940 (the "1940 Act"), of the Fund due to his position as an Executive Vice President of the Fund's investment adviser, AllianceBernstein L.P. (the "Adviser").
****An affiliate of the Fund.
# Member of the Audit Committee, the Independent Directors Committee and the Governance and Nominating Committee of the Fund.
## Member of the Fair Value Pricing Committee of the Fund.
+  If elected at the Meeting.

   The dollar range of the Fund's securities owned by each Director or nominee and the aggregate dollar range of securities owned in the AllianceBernstein Fund Complex are set forth below.



                                                                            Aggregate Dollar
                                                                             Range of Equity
                                                                            Securities in the
                                                                              Funds in the
                                                                            AllianceBernstein
                           Dollar Range of Equity Securities in the Fund      Fund Complex
                                       as of August 31, 2009             as of December 31, 2008
                           --------------------------------------------- -----------------------

Disinterested Directors

William H. Foulk, Jr.                       $1-$10,000                        over $100,000

Luis Abril Perez                               None                               None

Antonio Eraso                               $1-$10,000                         $1-$10,000

Baldomero Falcones
Jaquotot                                       None                               None

Daniel de Fernando Garcia                      None                               None

Inmaculada de Habsburgo-
Lorena                                    $10,001-$50,000                    $10,001-$50,000

Interested Director

Robert M. Keith*                               None                           over $100,000

--------

*  Mr. Keith will stand for election as a Director of the Fund at the Meeting.


   During the fiscal year ended November 30, 2008, the Board met five times. The Fund does not have a policy that requires a Director to attend the Fund's annual meeting of stockholders. Mr. William H. Foulk, Jr. attended the Fund's prior year's annual meeting of stockholders.

   The Board has four standing committees: the Audit Committee, the Independent Directors Committee, the Governance and Nominating Committee, and the Fair Value Pricing Committee. The members of the Committees are identified above in the table listing the Directors. The function of the Audit Committee is to assist the Board in its oversight of the Fund's financial reporting process. The members of the Audit Committee are "independent" as required by the applicable listing standards of the New York Stock Exchange. During the Fund's fiscal year ended in 2008, the Audit Committee met three times.

   The Board has adopted a charter for its Governance and Nominating Committee, a copy of which may be found on the Adviser's website, http://www.alliancebernstein.com (click on US Investors & Financial Advisors/Investment Products/Mutual Funds/Closed-End). Pursuant to the charter of the Governance and Nominating Committee, the Governance and Nominating

Committee assists the Board in carrying out its responsibilities with respect to governance of the Fund and identifies, evaluates and selects and nominates candidates for the Board. It also may set standards or qualifications for Directors. The Governance and Nominating Committee may consider candidates as Directors submitted by the Fund's current Directors, officers, the Adviser, stockholders and other appropriate sources.

   The Governance and Nominating Committee will consider candidates submitted by a stockholder or group of stockholders who have owned at least 5% of the Fund's outstanding common stock for at least two years at the time of submission and who timely provide specified information about the candidates and the nominating stockholder or group. To be timely for consideration by the Governance and Nominating Committee, the submission, including all required information, must be submitted in writing to the attention of the Secretary at the principal executive offices of the Fund not less than 120 calendar days before the date of the proxy statement for the previous year's annual meeting of stockholders. The Committee will consider only one candidate submitted by such a stockholder or group for nomination for election at an annual meeting of stockholders. The Committee will not consider self-nominated candidates.

   The Governance and Nominating Committee will consider and evaluate candidates submitted by stockholders on the basis of the same criteria as those used to consider and evaluate candidates submitted from other sources. These criteria include the candidate's relevant knowledge, experience, and expertise, the candidate's satisfaction of the Qualification Bylaw, the candidate's ability to carry out his or her duties in the best interests of the Fund and the candidate's ability to qualify as a disinterested Director. During the Fund's fiscal year ended in 2008, the Governance and Nominating Committee met twice.


   The function of the Fund's Independent Directors Committee is to consider and take action on matters that the Board or Committee believes should be addressed in executive session of the disinterested Directors, such as review and approval of the Advisory and Shareholder Inquiry Agency Agreements. During the Fund's fiscal year ended in 2008, the Independent Directors Committee did not meet since there were no "interested" directors of the Fund at any relevant time and the disinterested Directors conducted the business normally covered by the Independent Directors Committee in executive sessions of the Board, without any members of management present. The disinterested Directors meet in executive session without representatives of management present at every Board meeting. In fiscal 2008, the approval of the Advisory and Shareholder Inquiry Agency Agreements was considered at such an executive session.


   The function of the Fund's Fair Value Pricing Committee is to consider, in advance if possible, any fair valuation decision of the Adviser's Valuation Committee relating to a security held by the Fund made under unique or highly unusual circumstances not previously addressed by the Valuation Committee that would result in a change in the Fund's net asset value ("NAV") by more than $0.01 per share. During the Fund's fiscal year ended in 2008, the Fair Value Pricing Committee did not meet.

   The Board has adopted a process for stockholders to send communications to the Board. To communicate with the Board or an individual Director of the Fund, a stockholder must send a written communication to the Fund's principal office at the address listed in the Notice of Annual Meeting of Stockholders accompanying this Proxy Statement, addressed to the Board or the individual Director. All stockholder communications received in accordance with this process will be forwarded to the Board or the individual Director to whom or to which the communication is addressed.

   The Fund does not pay any fees to, or reimburse expenses of, any Director during a time when the Director is an affiliated person of the Adviser or any of its affiliates. The aggregate compensation paid by the Fund to the Directors during the Fund's fiscal year ended 2008, the aggregate compensation paid to the Directors during calendar year 2008 by all of the investment companies in the AllianceBernstein Fund Complex, the total number of investment companies in the AllianceBernstein Fund Complex as to which the Directors are a director or trustee and the number of investment portfolios as to which the Directors are directors or trustees are set forth below. Neither the Fund nor any other investment company in the AllianceBernstein Fund Complex provides compensation in the form of pension or retirement benefits to any of its directors or trustees.

                                                                                   Number of
                                                                 Number of        Investment
                                                                Investment        Portfolios
                                                             Companies in the     within the
                                                             AllianceBernstein AllianceBernstein
                                             Compensation      Fund Complex,     Fund Complex,
                                               from the        including the     including the
                                           AllianceBernstein    Fund, as to       Fund, as to
                            Compensation     Fund Complex,       which the         which the
                              from the       including the     Director is a     Director is a
                             Fund during     Fund, during       Director or       Director or
    Name of Director       its Fiscal Year       2008             Trustee           Trustee
     ----------------      --------------- ----------------- ----------------- -----------------

William H. Foulk, Jr.          $21,991         $486,700             35                89

Luis Abril Perez               $17,200         $ 17,200              1                 1

Antonio Eraso                  $17,200         $ 17,200              1                 1

Baldomero Falcones
Jaquotot                       $17,200         $ 17,200              1                 1

Daniel de Fernando Garcia      $17,200         $ 17,200              1                 1

Inmaculada de Habsburgo-
Lorena                         $17,200         $ 17,200              1                 1

   The Board unanimously recommends that the stockholders vote FOR each of the nominees to serve as a Director of the Fund. Approval of Proposal One with regard to each Director requires the affirmative vote of a majority of the votes entitled to be cast.

                                 PROPOSAL TWO
                       MODIFICATION AND RECLASSIFICATION
                            OF INVESTMENT OBJECTIVE

   We are asking that you approve a change in the Fund's investment objective and reclassification of the investment objective as non-fundamental as discussed below.


 Current Investment Objective:          Proposed Investment Objective:
 (Fundamental)                          (Non-fundamental)

 The Fund's investment objective is to  The Fund seeks long-term growth of
 seek long-term capital appreciation    capital.
 by investing primarily in equity
 securities of Spanish companies.


   At the Board Meeting, the Adviser discussed with the Board that, at the time of the Fund's inception in 1988, the Spanish economy was growing at a rate faster than the rest of Europe, which made Spain an attractive growth proposition for investors. Currently, the Spanish economy is no longer growing; it is in decline. While the Spanish economy may begin growing again in 2011 or sooner, the Adviser believes that the rate of growth will be far slower than in many other parts of the historically Spanish- and Portuguese-speaking countries of Central and South America, a group commonly referred to as "Ibero-America". As a result, the Adviser concluded that a fund that restricts itself to investment in Spanish equity securities may have difficulty delivering attractive returns to growth-oriented investors. The Adviser recommended to the Board that the Fund should broaden its investment focus beyond Spain.

   Faced with a deteriorating domestic economy, Spanish companies have increasingly diversified their activities outside Spain, in particular to Latin America, which remains one of the fastest growing regions in the world. The Adviser discussed with the Board that it believed that the Fund should follow the example of many of the Spanish companies in which it invests and expand its search for growth investments beyond companies located in Spain. Since many Portuguese and Spanish companies are closely tied, the Adviser believed that Portugal is also a logical investment opportunity for the Fund. The Adviser also proposed to expand the Fund's investment universe beyond companies located in Spain and Portugal to include companies located in other Ibero-American countries.


   The Adviser discussed with the Board that, while Spain and Portugal are developed countries, many of the Ibero-American countries, including, for example, Mexico, Argentina and Brazil, are emerging market countries. The Adviser noted that investments in emerging market countries may impose risks different from, or greater than, risks of investing in domestic securities or in foreign, developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales; future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. Dollar, and devaluation may occur subsequent to investments in these currencies by the Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

   Additional risks of emerging market securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause the Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.


   In addition to expanding the geographical universe of issuers eligible for investment by the Fund, the Adviser explained to the Board that the proposed change would provide the Fund with exposure to growth sectors, such as commodities, energy and infrastructure, that are poorly represented by the traditional universe of Spanish issuers. This should further enhance the Fund's ability to pursue growth. Given current global market conditions, the Adviser anticipates that approximately 30-40% of the Fund's assets would be repositioned into investments in non-Spanish companies under the Fund's expanded investment focus. The proportion of the Fund's assets invested in non-Spanish companies would vary from time to time based upon the Adviser's assessment of general market and economic conditions.

   The proposed broadening of the Fund's investment universe would require a change in the Fund's investment objective. The Adviser proposed, and the Board approved, that the Fund adopt a less restrictive investment objective. Subject to stockholder approval, which is required because the investment objective is a fundamental policy, the Fund's new investment objective would be "to seek long-term growth of capital."

   The Adviser also recommended, and the Board approved, the reclassification of the Fund's fundamental investment objective as non-fundamental. This reclassification would give the Board the flexibility to revise the Fund's investment objective to respond to changed market conditions or other circumstances in a timely manner without the delay and expense of obtaining a stockholder vote. If this proposal is approved, the Adviser intends to provide stockholders with advance notice of not less than 60 days of any subsequent material change in the Fund's investment objective.

   The Adviser also discussed with the Board that the proposed broadening of the Fund's investment focus and new investment objective would require a change in the Fund's name. Rule 35d-1 (the "Names Rule") under the 1940 Act requires a fund whose name suggests a particular type of investment to adopt a policy requiring it to invest at least 80% of its assets in that type of investment. The Adviser recommended, and the Board approved, a change in the Fund's name to "The Ibero-America Fund, Inc." and the adoption of a policy, as required by the Names Rule, that the Fund invest at least 80% of its assets in securities issued by Ibero-American companies. This name change and new policy will become effective only if the stockholders approve the Fund's proposed new investment objective and changes to the Fund's fundamental investment policies in Proposal Three.

   The Board unanimously recommends that the stockholders vote FOR Proposal Two. Approval of Proposal Two requires the affirmative vote of the holders of a "majority of the outstanding voting securities" of the Fund as defined in the 1940 Act, which means the lesser of (i) 67% or more of the voting securities of the Fund present or represented by proxy, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or
(ii) more than 50% of the outstanding voting securities of the Fund.

                                PROPOSAL THREE
                      AMENDMENT OR ELIMINATION OF CERTAIN
                        FUNDAMENTAL INVESTMENT POLICIES

   Under the 1940 Act, a Fund must disclose whether it has a policy regarding, among other things:

  .   borrowing money;

  .   issuing senior securities;

  .   purchasing or selling real estate;

  .   purchasing or selling commodities;

  .   making loans to other persons; and

  .   concentrating investments in a particular industry or group of industries.

   These policies are fundamental and may not be changed without a stockholder vote. A fund may designate other policies as fundamental. The Fund currently has both required and non-required fundamental policies.

   The Board considered and approved the Adviser's recommendation that the required fundamental policies be amended to conform to the standardized fundamental policies adopted by most other AllianceBernstein funds. The proposed fundamental policies would give the Fund maximum flexibility, currently available or provided in the future, under the 1940 Act and the rules, interpretations and exemptions thereunder.1 In addition, adoption of these policies would enable the Fund to avoid the expense of seeking stockholder approval in the future to respond to regulatory or market changes.

   In the case of those Fund policies not required to be fundamental, the Board considered and approved the Adviser's recommendation to eliminate these policies. Most of these policies are related to federal or state requirements that were in effect when the Fund was organized. These restrictions are no longer applicable to the Fund. Some of the Fund's other fundamental policies overlap to a certain extent with legal requirements already imposed upon the Fund or are inconsistent with the Fund's proposed expanded investment focus.
--------
1 The 1940 Act also requires a fund to adopt a fundamental policy with respect to the underwriting of securities. The Fund currently has a standardized fundamental policy on underwriting that does not need updating. Another fundamental policy is required if a fund is diversified, but not if it is non-diversified. The Fund is a "non-diversified" fund within the meaning of the 1940 Act and, therefore, is not required to have a fundamental policy on diversification. Stockholder approval is not being requested with respect to these policies.

                                 PROPOSAL 3.A.
 AMENDMENT AND ADOPTION OF FUNDAMENTAL POLICY REGARDING SENIOR SECURITIES AND
                                BORROWING MONEY

   We are proposing to amend and adopt a revised policy on the issuance of senior securities and borrowing money that would read as follows:

   The Fund may not issue any senior security (as that term is defined in the 1940 Act) or borrow money, except to the extent permitted by the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, or interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities.

   For the purposes of this restriction, margin and collateral arrangements, including, for example, with respect to permitted borrowings, options, futures contracts, options on futures contracts and other derivatives such as swaps, are not deemed to involve the issuance of a senior security.


   Discussion: Section 18(a) of the 1940 Act regulates the extent to which a closed-end investment company may issue senior securities, generally through the issuance of preferred stock or by entering into various forms of indebtedness. In addition, certain types of portfolio management techniques, including, among others, futures contracts, repurchase agreements, short sales, and when-issued and delayed delivery transactions, may be considered to raise senior security issues. Currently, under Securities and Exchange Commission ("SEC") interpretation, these activities are not deemed to give rise to the issuance of a senior security so long as certain coverage requirements designed to protect stockholders are met.

   The Fund does not currently have a fundamental policy regarding senior securities, although it does have a fundamental policy relating to borrowing. The proposed modification would conform the Fund's policy more closely to the exact statutory and regulatory requirements regarding borrowing and senior securities, as they exist from time to time, without incurring the time and expense of obtaining stockholder approval to change the policy in response to changes in statutory and regulatory requirements. In addition, the proposed modification makes it clear that margin and collateral arrangements are not to be deemed to involve the issuance of a senior security. At the present time, the Adviser has no plans to expand the Fund's borrowing activities or make a change to the Fund's investment strategies based on this Proposal.

                                 PROPOSAL 3.B.
 AMENDMENT OF FUNDAMENTAL POLICY ON CONCENTRATING INVESTMENTS IN A PARTICULAR
                        INDUSTRY OR GROUP OF INDUSTRIES

   We are proposing to adopt a revised policy regarding concentration that would read as follows:

   The Fund may not concentrate investments in an industry, as concentration may be defined under the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities.

   Discussion: While the 1940 Act does not define what constitutes "concentration" in an industry, the staff of the SEC has taken the position that investment of more than 25% of a fund's total assets in one or more issuers conducting their principal business activities in the same industry is concentration. Unlike the current policy, which specifies concentration as 25% of the Fund's total assets, the proposed change would permit the Fund to invest in an industry up to the prescribed limits under the 1940 Act and accompanying SEC interpretations, as those limits are updated from time to time.

                                 PROPOSAL 3.C.
     AMENDMENT OF FUNDAMENTAL POLICY REGARDING INVESTMENTS IN REAL ESTATE

   We are proposing to adopt a revised policy regarding investments in real estate that would read as follows:

   The Fund may not purchase or sell real estate except that it may dispose of real estate acquired as a result of the ownership of securities or other instruments. This restriction does not prohibit the Fund from investing in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business.

   Discussion: Under its current fundamental real estate investment policy, the Fund may be restricted in its ability to purchase and sell real estate even when ownership of the real estate devolves upon the Fund through permissible investments. For instance, it is possible that the Fund could, as a result of an investment in debt securities of a company that deals in real estate, come to hold an interest in real estate in the event of a default. The proposed modification to the Fund's policy on real estate-related investments permits the sale of real estate when ownership of real estate results from permissible investments and clarifies that the Fund may invest in real estate-related securities and real estate-backed securities or instruments.

                                 PROPOSAL 3.D.
     AMENDMENT OF FUNDAMENTAL POLICY REGARDING INVESTMENTS IN COMMODITIES

   We are proposing to adopt a revised policy regarding investments in commodities that would read as follows:

   The Fund may not purchase or sell commodities regulated by the Commodity Futures Trading Commission under the Commodity Exchange Act or commodity contracts except for futures contracts and options on futures contracts.

   Discussion: The Fund's current fundamental policy on commodities does not permit investments in commodities. The proposed changes to the Fund's policy makes it clear that the Fund may use derivatives such as futures contracts and options on futures contracts. The Adviser discussed with the Board that it has no present intention to use such instruments. However, futures contracts and options on futures contracts are widely accepted as modern portfolio management tools and are regularly used by many investment companies and other institutional investors. The revised policy will give the Fund the flexibility to use these investment techniques.

                                 PROPOSAL 3.E.
                        AMENDMENT OF FUNDAMENTAL POLICY
                                ON MAKING LOANS

   We are proposing to adopt a revised policy on making loans that would read as follows:

   The Fund may not make loans except through (i) the purchase of debt obligations in accordance with its investment objectives and policies;
   (ii) the lending of portfolio securities; (iii) the use of repurchase agreements; or (iv) the making of loans to affiliated funds as permitted under the 1940 Act, the rules and regulations thereunder (as such statutes, rules or regulations may be amended from time to time), or by guidance regarding, and interpretations of, or exemptive orders under, the 1940 Act.

   Discussion: The Fund's current policy prohibits the Fund from making loans except that it may invest in debt obligations. The revised policy would give the Fund the flexibility to engage in lending transactions to the full extent permitted by the 1940 Act. The Adviser discussed with the Directors that it has no present intention of lending portfolio securities or changing the Fund's lending transactions. In the future, should the SEC staff modify the requirements governing loans by funds such as the Fund, the Fund would automatically be able to conform to those new requirements without the need to solicit stockholder approval.

                                 PROPOSAL 3.F.
                      ELIMINATION OF FUNDAMENTAL POLICIES
                              NOT REQUIRED BY LAW

   As noted above, the Fund has adopted a number of fundamental policies that are not required under the 1940 Act. Some of these can be traced back to federal or state securities law requirements that were in effect when the Fund was organized in 1988. These restrictions have subsequently been made less restrictive or are no longer applicable to the Fund. For example, the National Securities Markets Improvement Act of 1996 ("NSMIA") preempted state regulation of fund offerings, so any state requirements no longer apply. As a result, many of the current restrictions unnecessarily limit the investment strategies available to the Adviser in managing the Fund's assets.

   Other of the non-required fundamental policies are inconsistent with the Fund's proposed expanded investment focus. For example, the Fund has a fundamental policy requiring it to invest at least 65% of its total assets in Spanish equity securities. The Fund also operates under non-required fundamental policies restricting the percentages that the Fund can invest in fixed-income securities, non-Spanish equity securities, unlisted securities and the securities of a single issuer. We believe these policies are either inconsistent with the Fund's proposed expanded investment focus or unnecessarily restrictive in light of the operation of various laws and rules of the SEC governing the operations of investment companies like the Fund.


   Elimination of these fundamental policies would enable the Fund to take advantage of the maximum flexibility, currently or in the future, provided under the 1940 Act and the regulations and interpretations thereunder, the tax laws and under Maryland law. Elimination of these non-required fundamental policies would give the Fund the flexibility to pursue its proposed expanded investment focus, as described above, and to take advantage of certain investment techniques such as options transactions and American Depositary Receipts (ADRs) and European Depositary Receipts (EDRs) in managing the Fund. We are requesting that the stockholders approve the elimination of the following non-required fundamental policies:


  . Requirement to invest at least 65% of total assets in Spanish equity securities

  . Prohibition on investing more than 35% of total assets in Spanish and certain other fixed-income securities

  . Prohibition on investing more than 10% of total assets in non-Spanish equity securities

  . Prohibition on investing more than 15% of total assets in a single issuer (measured at time of investment)

  . Prohibition on investing more than 25% of total assets in unlisted and non-readily marketable Spanish securities

  . Prohibitions on pledging, hypothecating, mortgaging or otherwise encumbering assets

  .   Prohibitions on short sales or maintaining short positions

  .   Prohibition on investments for the purposes of exercising control

  .   Prohibitions on investments in oil, gas, mineral leases, etc.

  .   Prohibition on purchasing more than 10% of an issuer's voting securities

  .   Prohibition on purchases of securities on margin

  .   Prohibition on options transactions


  . Prohibitions on investments in American Depositary Receipts and European Depositary Receipts


   The Board unanimously recommends that the stockholders vote FOR Proposals 3.A. through 3.F. Approval of each of the Proposals set forth above (Proposals 3.A. through 3.F.) requires the affirmative vote of the holders of a "majority of the outstanding voting securities" of the Fund as defined in the 1940 Act, which means the lesser of (i) 67% or more of the voting securities of the Fund present or represented by proxy, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities of the Fund.

                     PROXY VOTING AND STOCKHOLDER MEETING

   All properly executed and timely received proxies will be voted at the Meeting in accordance with the instructions marked thereon or as otherwise provided therein. Accordingly, unless instructions to the contrary are marked, proxies solicited on behalf of the Board will be voted for the Election of Directors (Proposal One), the Modification and Reclassification of Investment Objective (Proposal Two), and the Amendment or Elimination of Certain Fundamental Investment Policies (Proposal Three).

   Those stockholders who hold shares directly and not through a broker or nominee (that is, a stockholder of record) may authorize their proxies to cast their votes by completing a Proxy Card and returning it by mail in the enclosed postage-paid envelope as well as by telephoning toll free 1-800-652-8683. Owners of shares held through a broker or nominee (who is the stockholder of record for those shares) should follow directions provided to the stockholder by the broker or nominee to submit voting instructions. Instructions to be followed by a stockholder of record to submit a proxy via telephone, including use of the Control Number on the stockholder's Proxy Card, are designed to verify stockholder identities, to allow stockholders to give voting instructions and to confirm that stockholder instructions have been recorded properly. Stockholders who authorize proxies by telephone should not also return a Proxy Card. A stockholder of record may revoke that stockholder's proxy at any time prior to exercise thereof by giving written notice to the Secretary of the Fund at 1345 Avenue of the Americas, New York, New York 10105, by authorizing a later-dated proxy (either by signing and mailing another Proxy Card or by telephone, as indicated above), or by personally attending and voting at the Meeting.

   Properly executed proxies may be returned with instructions to abstain from voting or to withhold authority to vote (an "abstention") or represent a broker "non-vote" (which is a proxy from a broker or nominee indicating that the broker or nominee has not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the broker or nominee does not have the discretionary power to vote).

   The approval of Proposal One requires for each Director an affirmative vote of the holders of a majority of the votes entitled to be cast. The approval of Proposals Two and Three requires the affirmative vote of the holders of a "majority of the outstanding voting securities" of the Fund, as defined in the 1940 Act. Under the 1940 Act, a vote of the holders of a majority of the outstanding voting securities of the Fund means the vote of the holders of the lesser of: (i) 67% or more of the outstanding shares of the Fund present at the Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund.

   Abstentions and broker non-votes will be considered present for purposes of determining the existence of a quorum for the transaction of business but will have the effect of a vote against the Proposals. If any proposal, other than the Proposals, to be voted on by the stockholders of the Fund properly comes before the Meeting, the shares represented by proxies will be voted on all such proposals in the discretion of the person or persons voting the proxies. The Fund has not received notice, and is not otherwise aware, of any other matter to be presented at the Meeting.

   A quorum for the Meeting will consist of the presence in person or by proxy of the holders of a majority of the total outstanding shares of the Fund. In the event that a quorum is not present at the Meeting or, even if a quorum is so present, in the event that sufficient votes in favor of the position recommended by the Board on the Proposals are not timely received, the Chairman of the Board may authorize or the persons named as proxies may propose and vote for one or more adjournments of the Meeting, with no other notice than announcement at the Meeting, in order to permit further solicitation of proxies. Shares represented by proxies indicating a vote contrary to the position recommended by the Board on any proposal as to which the Meeting is proposed to be adjourned will be voted against adjournment of the Meeting.

   The Fund has engaged Georgeson Inc., 199 Water Street, 26/th/ Floor, New York, New York 10038, to assist in soliciting proxies for the Meeting. The Fund will pay Georgeson Inc. a fee of approximately $24,000 for its services, plus reimbursement of out-of-pocket expenses.

                               OTHER INFORMATION

Officers of the Fund

   Certain information concerning the Fund's officers is set forth below. The Fund's officers are elected annually by the Board until his or her successor is duly elected and qualifies.


                                       Position(s) (Month and Year    Principal Occupation During
Name, Address and Age                  First Elected)                 Past 5 Years
---------------------                  ------------------------------ -------------------------------
Robert M. Keith, *                     President and Chief Executive  See biography above.
49                                     Officer (2/09)

Robert Alster, ***                     Senior Vice President (11/06)  Senior Vice President of the
48                                                                    Adviser,** with which he has
                                                                      been associated since prior to
                                                                      2004.

Liliana C. Dearth, *                   Senior Vice President (6/07)   Senior Vice President of the
39                                                                    Adviser,** with which she has
                                                                      been associated since prior to
                                                                      2004.

                                       Position(s) (Month and Year     Principal Occupation During
Name, Address and Age                  First Elected)                  Past 5 Years
---------------------                  ------------------------------- ---------------------------------
Philip L. Kirstein, *                  Senior Vice President and       Senior Vice President and
64                                     Independent Compliance Officer  Independent Compliance
                                       (10/04)                         Officer of the AllianceBernstein
                                                                       Funds, with which he has been
                                                                       associated since October 2004.
                                                                       Prior thereto, he was Of
                                                                       Counsel to Kirkpatrick &
                                                                       Lockhart, LLP from October
                                                                       2003 to October 2004, and
                                                                       General Counsel of Merrill
                                                                       Lynch Investment Managers,
                                                                       L.P. since prior to 2004.

Phyllis J. Clarke, #                   Controller (11/08)              Vice President of
48                                                                     AllianceBernstein Investor
                                                                       Services, Inc. ("ABIS"),** with
                                                                       which she has been associated
                                                                       since prior to 2004.

Joseph J. Mantineo, #                  Treasurer and Chief Financial   Senior Vice President of
50                                     Officer (7/06)                  ABIS,** with which he has
                                                                       been associated since prior to
                                                                       2004.

Emilie D. Wrapp, *                     Secretary (11/05)               Senior Vice President, Assistant
53                                                                     General Counsel and Assistant
                                                                       Secretary of ABI,** with which
                                                                       she has been associated since
                                                                       prior to 2004.

--------
*  1345 Avenue of the Americas, New York, NY 10105.
** An affiliate of the Fund.
***AllianceBernstein Limited, 50 Berkeley Street, London WIJ 3HA England.
# AllianceBernstein Investor Services, Inc., 135 W 50/th/ Street, New York, New York 10020.

Stock Ownership


   The outstanding voting shares of the Fund as of the Record Date consisted of 8,905,699 shares of common stock of the Fund. As of the Record Date, the Directors and officers of the Fund as a group owned less than 1% of the Fund's common stock. During the Fund's most recently completed fiscal year, the Fund's Directors as a group did not engage in the purchase or sale of securities of the Adviser or of any of its parents or subsidiaries in an amount exceeding 1% of the relevant class of securities.

Managed Distribution Policy

   As previously announced, on July 30, 2009 the Board approved suspension of the Fund's managed distribution policy, effective after the distribution in the third quarter of 2009, under which the Fund made quarterly payments to stockholders amounting to at least 10% of the Fund's total net assets each year. The Board approved the suspension primarily because of its concern that the policy may result in returns of capital to stockholders due to insufficient net investment income and net realized gains available to pay the distributions. Returns of capital would decrease the Fund's assets and lead to increases in the Fund's expense ratio. In reviewing the managed distribution policy, the Board also considered, among other things: the history of the policy and the composition of payouts thereunder in recent times; the view of several investment bankers that it is prudent for closed-end funds, especially funds of relatively modest size such as the Fund, to avoid returns of capital; the recent severe decline in the equity values including Spanish equities; the potential impact on the Fund's share price of elimination of the policy; the fact that managed distribution policies are popular with certain stockholders; the Fund's trading price history and the Fund's distribution history; and the Adviser's advice that the policy, if not suspended, could result in the Fund returning capital to stockholders in respect of 2009.

Audit Committee Report

   The following Audit Committee Report was adopted by the Audit Committee of the Fund.

   The Audit Committee operates pursuant to a written charter, a copy of which may be found on the Adviser's website http://www.alliancebernstein.com (click on US Investors & Financial Advisors/Investment Products/Mutual Funds/Closed-End). The purposes of the Audit Committee are to (1) assist the Board in its oversight of (i) the integrity of the Fund's financial statements and the independent audit thereof; (ii) the Fund's compliance with legal and regulatory requirements; (iii) the independent registered public accounting firm's independence, qualifications and performance; and (iv) the Fund's compliance with applicable laws by receiving reports from counsel who believe they have credible evidence of a material violation of law by the Fund or by someone owing a fiduciary or other duty to the Fund; and (2) to prepare this report. As set forth in the Audit Committee Charter, management of the Fund is responsible for the preparation, presentation and integrity of the Fund's financial statements, the Fund's accounting and financial reporting principles and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent registered public accounting firm is responsible for auditing the Fund's financial statements and expressing an opinion as to their conformity with generally accepted accounting principles.

   In the performance of its oversight function, the Audit Committee has considered and discussed the audited financial statements with management and the independent registered public accounting firm of the Fund. The Audit Committee has also discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as currently in effect. The Audit Committee has also considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund's independent registered public accounting firm to the Adviser and to any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund is compatible with maintaining the independent registered public accounting firm's independence. Finally, the Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by Public Company Accounting Oversight Board Rule 3526, Communication with Audit Committees Concerning Independence, as currently in effect, and has discussed the independent registered public accounting firm's independence with such firm.

   The members of the Fund's Audit Committee are not full-time employees of the Fund and are not performing the functions of auditors or accountants. As such, it is not the duty or responsibility of the Audit Committee or its members to conduct "field work" or other types of auditing or accounting reviews or procedures or to set auditor independence standards. Members of the Audit Committee necessarily rely on the information provided to them by management and the independent registered public accounting firm. Accordingly, the Audit Committee's considerations and discussions referred to above do not assure that the audit of the Fund's financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that the Fund's independent registered public accounting firm is in fact "independent."

   Based upon the reports and discussions described in this report, and subject to the limitations on the role and responsibilities of the Audit Committee referred to above and in the Audit Committee Charter, the Audit Committee recommended to the Board of the Fund that the audited financial statements of the Fund be included in the Fund's annual report to stockholders for the most recent fiscal period.

   Submitted by the Audit Committee of the Fund's Board


 William H. Foulk, Jr.                  Daniel de Fernando Garcia
 Luis Abril Perez                       Antonio Eraso
 Inmaculada de Habsburgo-Lorena         Baldomero Falcones Jaquotot


Approval of Independent Registered Public Accounting Firm by the Board

   The Audit Committee of the Fund is responsible for the appointment, compensation, retention and oversight of the work of the Fund's independent registered public accounting firm. In addition, the Board of the Fund approved the independent registered public accounting firm of the Fund as required by the 1940 Act on the date specified below. At a Meeting of the Board on November 13, 2008, the Board approved by the vote, cast in person, of a majority of the Directors who are not "interested persons" of the Fund, KPMG LLP ("KPMG"), an independent registered public accounting firm, to audit the Fund's accounts for the fiscal year ending November 30, 2009.

   KPMG has audited the Fund's accounts since November 16, 2006 and has represented that it does not have any direct financial interest or any material indirect financial interest in the Fund. Representatives of KPMG are expected to attend the Meeting, to have the opportunity to make a statement and to respond to appropriate questions from stockholders.

Independent Registered Public Accounting Firm's Fees

   The following table sets forth the aggregate fees billed by the independent registered public accounting firm for the Fund's last two fiscal years for professional services rendered for: (i) the audit of the Fund's annual financial statements included in the Fund's annual reports to stockholders;
(ii) assurance and related services that are reasonably related to the performance of the audit of the Fund's financial statements and are not reported under (i), which include advice and education on accounting and auditing issues and quarterly press release reviews; (iii) tax compliance, tax advice and tax return preparation; and (iv) aggregate non-audit services provided to the Fund, the Fund's Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund ("Service Affiliates"), which include conducting an annual internal control report pursuant to Statement on Auditing Standards No. 70. No other services were provided by the independent registered public accounting firm to the Fund during this period.

                                                   All Fees for Non-Audit
                                                  Services Provided to the
                                                   Fund, the Adviser and
           Audit Fees Audit Related Fees Tax Fees    Service Affiliates
           ---------- ------------------ -------- ------------------------
     2007   $41,000           $0          $7,000          $346,407
     2008   $42,700           $0          $9,950          $388,300


   Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund's Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund's independent registered public accounting firm. The Fund's Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund. Accordingly, all of the amounts in the table for Audit Fees, Audit Related Fees and Tax Fees for 2008 are for services pre-approved by the Fund's Audit Committee. The amounts of the Fees for Non-Audit Services provided to the Fund, the Adviser and Service Affiliates in the table for the Fund that were subject to pre-approval by the Audit Committee for 2008 were $9,950 (2.56%) (comprising $9,950
(100%) of tax fees). The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund's independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the independent registered public accounting firm's independence.


                         INFORMATION AS TO THE FUND'S
                     INVESTMENT ADVISER AND ADMINISTRATOR

   The Fund's investment adviser and administrator is AllianceBernstein L.P., with principal offices at 1345 Avenue of the Americas, New York, New York 10105.

                                 OTHER MATTERS

   Management of the Fund does not know of any matters properly to be presented at the Meeting other than those mentioned in this Proxy Statement. If any other matters properly come before the Meeting, the shares represented by proxies will be voted with respect thereto in the discretion of the person or persons voting the proxies.


Control Persons and Principal Holders of Securities

   Based on the most recent publicly available data as of September 21, 2009, Banco Bilbao-Vizcaya, S.A., with an address of Plaza de le Castella, 81, Planta 24, Azca Tower, Madrid, Spain, beneficially owned an aggregate of 1,500,000 shares, or approximately 17%, of the outstanding common stock of the Fund.


                     SUBMISSION OF PROPOSALS FOR THE NEXT
                        ANNUAL MEETING OF STOCKHOLDERS


   Proposals of stockholders intended to be presented at the next annual meeting of stockholders of the Fund ("2010 Annual Meeting of Stockholders") must be received by the Fund by May 25, 2010 for inclusion in the Fund's proxy statement and proxy card relating to that meeting. The submission by a stockholder of a proposal for inclusion in the proxy statement does not guarantee that it will be included. In addition, stockholder proposals are subject to certain requirements under the federal securities laws and the Maryland General Corporation Law and must be submitted in accordance with the Fund's Bylaws. To be presented at the 2010 Annual Meeting of Stockholders, a stockholder proposal that is not otherwise includable in the proxy statement for the 2010 Annual Meeting of Stockholders must be delivered by a stockholder of record to the Fund no sooner than April 25, 2010 and not later than May 25, 2010. It is likely that the next annual meeting will be held earlier in 2010, in which case, a stockholder proposal would need to be delivered not earlier than 150 days and not later than 120 days prior to the meeting or the tenth day following the day the meeting is publicly announced.

   The persons named as proxies for the 2010 Annual Meeting of Stockholders will, with respect to the proxies in effect at the meeting, have discretionary authority to vote on any matter presented by a stockholder for action at that meeting unless the Fund receives notice of the matter no sooner than April 25, 2010 and not later than May 25, 2010 or as otherwise provided in the preceding paragraph. If the Fund receives such timely notice, these persons will not have this authority except as provided in the applicable rules of the SEC.


                            REPORTS TO STOCKHOLDERS

   The Fund will furnish each person to whom this Proxy Statement is delivered with a copy of the Fund's latest annual report to stockholders and its subsequent semi-annual report to stockholders, if any, upon request and without charge. To request a copy, please call AllianceBernstein Investments, Inc. at
(800) 227-4618 or write to Maria Brison at AllianceBernstein L.P., 1345 Avenue of the Americas, New York, New York 10105.

                                By Order of the Board of Directors

                                Robert M. Keith
                                President


September 22, 2009

New York, New York

                     TABLE OF CONTENTS                Page
                     -------------------------------- ----
                     Introduction....................   1
                     Proposal One: Election of
                      Directors......................   2
                     Proposal Two: Modification and
                      Reclassification of Investment
                      Objective......................  11
                     Proposal Three: Amendment or
                      Elimination of Certain
                      Fundamental Investment
                      Policies.......................  14
                     Proxy Voting and Stockholder
                      Meeting........................  20
                     Other Information...............  21
                     Information as to the Fund's
                      Investment Adviser and
                      Administrator..................  26
                     Other Matters...................  26
                     Submission of Proposals for the
                      Next Annual Meeting of
                      Stockholders...................  26



                                                           The Spain Fund, Inc.

--------------------------------------------------------------------------------

      [LOGO]
ALLIANCEBERNSTEIN

--------------------------------------------------------------------------------
NOTICE OF ANNUAL MEETING
OF STOCKHOLDERS AND
PROXY STATEMENT


September 22, 2009

[PROXY CARD (VERSION SENT TO BROKERS ONLY)]

PROXY - THE SPAIN FUND, INC.

PROXY IN CONNECTION WITH THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON November 9, 2009

THIS PROXY IS  SOLICITED  ON BEHALF OF THE BOARD OF DIRECTORS OF THE CORPORATION

The undersigned stockholder of The Spain Fund, Inc., a Maryland corporation, hereby appoints Carol H. Rappa and Stephen J. Laffey, or either of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Annual Meeting of Stockholders of the Corporation (the "Annual Meeting") to be held at 3:30 p.m., Eastern Time, on November 9, 2009 at the offices of the Corporation, 1345 Avenue of the Americas, New York, New York 10105, and any postponement or adjournment thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Annual Meeting and otherwise to represent the undersigned with all powers possessed by the undersigned if personally present at such Annual Meeting. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting and accompanying Proxy Statement and revokes any proxy previously given with respect to the Annual Meeting. The Board of Directors knows of no reason why any of the nominees for the Board of Directors would be unable to serve, but in the event any nominee is unable to serve or for good cause will not serve, the proxies received indicating a vote in favor of such nominee will be voted for a substitute nominee as the Board of Directors may recommend.

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST AS INSTRUCTED ON THE REVERSE SIDE HEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO INSTRUCTION IS GIVEN, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST "FOR" THE ELECTION OF EACH OF THE NOMINEES REFERRED TO IN PROPOSAL ONE AS DIRECTORS, "FOR" THE PROPOSED CHANGE IN THE FUND'S FUNDAMENTAL INVESTMENT OBJECTIVE AND RECLASSIFICATION OF THE FUND'S PROPOSED INVESTMENT OBJECTIVE AS NON-FUNDAMENTAL (PROPOSAL TWO), "FOR" THE
PROPOSED AMENDMENTS TO, OR ELIMINATION OF, CERTAIN OF THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTIONS (PROPOSAL THREE), AND IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

Please refer to the proxy statement for a discussion of the Proposals.

PLEASE VOTE, DATE, AND SIGN ON THE REVERSE SIDE AND RETURN THE PROXY CARD PROMPTLY; YOU MAY USE THE ENCLOSED ENVELOPE.

Annual Meeting Proxy Card

A    Proposals

The Board of Directors urges you to vote FOR all nominees listed and FOR Proposals 2 and 3.

1.   Election of Directors - Class Two Nominees (terms expire 2012)

     01 - Robert M. Keith
     02 - William H. Foulk, Jr.
     03 - Antonio Eraso

/_/  Mark here to vote FOR all nominees

/_/  Mark here to WITHHOLD vote from all nominees

/_/ For all EXCEPT - To withhold a vote for one or more nominees, mark the box to the left and the corresponding numbered box(es) to the right.
     /_/ 01  /_/ 02  /_/ 03

2.   Modification and Reclassification of Investment Objective.

/_/  FOR

/_/  AGAINST

/_/  ABSTAIN

3.   Amendment or Elimination of Certain Fundamental Investment Policies:

     3A.  Senior Securities and Borrowing.

     /_/  FOR

     /_/  AGAINST

     /_/  ABSTAIN

     3B. Concentrating  Investments  in  a  Particular  Industry  or  Group  of
         Industries.

     /_/  FOR

     /_/  AGAINST

     /_/  ABSTAIN

     3C. Investments in Real Estate.

     /_/  FOR

     /_/  AGAINST

     /_/  ABSTAIN

     3D.  Investments in Commodities.

     /_/  FOR

     /_/  AGAINST

     /_/  ABSTAIN

     3E. Making Loans.

     /_/  FOR

     /_/  AGAINST

     /_/  ABSTAIN

     3F. Elimination of Non-Required Fundamental Policies.

     /_/  FOR

     /_/  AGAINST

     /_/  ABSTAIN

4. To vote and otherwise represent the undersigned on any other matters that may properly come before the Annual Meeting or any postponement or adjournment thereof, in the discretion of the proxy holder(s).

B Authorized Signatures - This section must be completed for your vote to be counted. - Date and Sign Below.

Please sign exactly as name(s) appear hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Signature 1 - Please keep signature within the box

[______________________________]

Signature 2 - Please keep signature within the box

[______________________________]

Date (mm/dd/yyyy)

[______________________________]

[PROXY CARD (VERSION SENT TO NON-BROKERS ONLY)]

PROXY - THE SPAIN FUND, INC.

PROXY IN CONNECTION WITH THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON November 9, 2009

THIS PROXY IS  SOLICITED  ON BEHALF OF THE BOARD OF DIRECTORS OF THE CORPORATION

The undersigned stockholder of The Spain Fund, Inc., a Maryland corporation, hereby appoints Carol H. Rappa and Stephen J. Laffey, or either of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Annual Meeting of Stockholders of the Corporation (the "Annual Meeting") to be held at 3:30 p.m., Eastern Time, on November 9, 2009 at the offices of the Corporation, 1345 Avenue of the Americas, New York, New York 10105, and any postponement or adjournment thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Annual Meeting and otherwise to represent the undersigned with all powers possessed by the undersigned if personally present at such Annual Meeting. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting and accompanying Proxy Statement and revokes any proxy previously given with respect to the Annual Meeting. The Board of Directors knows of no reason why any of the nominees for the Board of Directors would be unable to serve, but in the event any nominee is unable to serve or for good cause will not serve, the proxies received indicating a vote in favor of such nominee will be voted for a substitute nominee as the Board of Directors may recommend.

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST AS INSTRUCTED ON THE REVERSE SIDE HEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO INSTRUCTION IS GIVEN, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST "FOR" THE ELECTION OF EACH OF THE NOMINEES REFERRED TO IN PROPOSAL ONE AS DIRECTORS, "FOR" THE PROPOSED CHANGE IN THE FUND'S FUNDAMENTAL INVESTMENT OBJECTIVE AND RECLASSIFICATION OF THE FUND'S PROPOSED INVESTMENT OBJECTIVE AS NON-FUNDAMENTAL (PROPOSAL TWO), "FOR" THE
PROPOSED AMENDMENTS TO, OR ELIMINATION OF, CERTAIN OF THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTIONS (PROPOSAL THREE), AND IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

Please refer to the proxy statement for a discussion of the Proposals.

PLEASE VOTE, DATE, AND SIGN ON THE REVERSE SIDE AND RETURN THE PROXY CARD PROMPTLY; YOU MAY USE THE ENCLOSED ENVELOPE.

Annual Meeting Proxy Card

A    Proposals

The Board of Directors urges you to vote FOR all nominees listed and FOR Proposals 2 and 3.

1.   Election of Directors - Class Two Nominees (terms expire 2012)

     01 - Robert M. Keith
     02 - William H. Foulk, Jr.
     03 - Antonio Eraso

/_/  Mark here to vote FOR all nominees

/_/  Mark here to WITHHOLD vote from all nominees

/_/ For all EXCEPT - To withhold a vote for one or more nominees, mark the box to the left and the corresponding numbered box(es) to the right.

     /_/ 01  /_/ 02  /_/ 03

2.   Modification and Reclassification of Investment Objective.

/_/  FOR

/_/  AGAINST

/_/  ABSTAIN

3.   Amendment or Elimination of Certain Fundamental Investment Policies:

     3A.  Senior Securities and Borrowing.

      /_/ FOR

     /_/  AGAINST

     /_/  ABSTAIN

     3B. Concentrating  Investments  in  a  Particular  Industry  or  Group  of
         Industries.

     /_/  FOR

     /_/  AGAINST

     /_/  ABSTAIN

     3C. Investments in Real Estate.

     /_/  FOR

     /_/  AGAINST

     /_/  ABSTAIN

     3D.  Investments in Commodities.

     /_/  FOR

     /_/  AGAINST

     /_/  ABSTAIN

     3E. Making Loans.

     /_/  FOR

     /_/  AGAINST

     /_/  ABSTAIN

     3F. Elimination of Non-Required Fundamental Policies.

     /_/  FOR

     /_/  AGAINST

     /_/  ABSTAIN

4. To vote and otherwise represent the undersigned on any other matters that may properly come before the Annual Meeting or any postponement or adjournment thereof, in the discretion of the proxy holder(s).

B  Non-Voting Items

Change of Address - Please print new address below

__________________________________________________


C Authorized Signatures - This section must be completed for your vote to be counted. - Date and Sign below.

Please sign exactly as name(s) appear hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Signature 1 - Please keep signature within the box

[__________________________________]

Signature 2 - Please keep signature within the box

[__________________________________]

Date (mm/dd/yyyy)

[__________________________________]